EXHIBIT 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                                  SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, George L. Hernandez, Acting Chief Operating Officer; Vice President, Finance and Administration; and Secretary of American Independence Corp., do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Annual Report on Form 10-K, as amended by Form 10-K/A, of American Independence Corp. for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Annual Report on Form 10-K, as amended by Form 10-K/A, fairly presents, in all material respects, the financial condition and results of operations of American Independence Corp.



/s/  George L. Hernandez                   Date:  November 27, 2002
--------------------------------                  ------------------------------
George L. Hernandez
Acting Chief Operating Officer;
Vice President, Finance and
Administration; and Secretary



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